UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 8, 2017

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01              Other Events.

Attached as Exhibit 99.1 hereto is a recast Item 8. Financial Statements and Supplementary Data that is updating the information originally included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In connection with the Registration Statement on Form S-3 (the “Form S-3”) to be filed on or about June 8, 2017 by Jones Energy, Inc. (the “Company”), we are filing this Current Report on Form 8-K to present updated condensed consolidated guarantor financial information under Rule 3-10 of Regulation S-X with respect to certain subsidiary guarantors of our debt securities, including those that may be offered pursuant to the Form S-3.

Jones Energy Holdings, LLC (“JEH”), which is a consolidated subsidiary of the Company, previously issued, together with Jones Energy Finance Corp., JEH’s wholly owned subsidiary formed for the sole purpose of co-issuing certain of JEH’s debt, $500.0 million in aggregate principal amount of 6.75% senior notes due 2022 (the “2022 Notes”) and $250.0 million in aggregate principal amount of 9.25% senior notes due 2023 (the “2023 Notes”). As of December 31, 2016, the 2022 Notes and 2023 Notes were guaranteed on a senior unsecured basis by the Company and by all of its significant subsidiaries, other than Nosley SCOOP, LLC and Nosley Acquisition, LLC (the “Additional Subsidiary Guarantors”). The Additional Subsidiary Guarantors became guarantors of the 2022 Notes and 2023 Notes during the first quarter of 2017 and we are therefore recasting the condensed consolidated guarantor financial information included in Exhibit 99.1 to this Current Report on Form 8-K to reflect the Additional Subsidiary Guarantors.

In addition, the share and earnings per share information presented in the recast financial statements attached as Exhibit 99.1 hereto have been recast to retrospectively adjust for the effects of the 0.087423 per share stock dividend distributed on March 31, 2017 to holders of record of the Company’s Class A common stock as of March 15, 2017.

Further detail regarding the recast presentation is set forth in the notes to the financial statements included in Exhibit 99.1. Other than the changes described above, no other revisions have been made to the financial statements previously included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Item 8. Financial Statements and Supplementary Data of Jones Energy, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: June 8, 2017	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Item 8. Financial Statements and Supplementary Data of Jones Energy, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.